UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2008

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PC UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-52804	65-0620172
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

504 NW 77th Street, Boca Raton, Florida 33487

(Address of Principal Executive Office) (Zip Code)

(561) 953-0390

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01

Other Events.

The Annual Meeting of Stockholders for PC Universe, Inc. (the “Company”) will be held on Wednesday, June 11, 2008, at 10:00 a.m., E.D.T., at the Company’s offices located at 504 NW 77th Street, Boca Raton, Florida 33487.

Because the date of the Annual Meeting will be more than 30 days before the anniversary of last year’s annual meeting, the Company is informing its stockholders, pursuant to Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended, of the following clarified deadline for submission of stockholder proposals to be considered at the Annual Meeting. In order for a stockholder proposal to be eligible for inclusion in the proxy statement for the Annual Meeting, such proposal must be received by the Company at its principal executive offices no later than April 24, 2008,  which is two business days prior to the date on which the Company expects to begin printing and mailing its proxy materials.

Stockholder proposals should be directed to the attention of Michael Labinski, Chief Financial Officer, PC Universe, Inc., 504 NW 77th Street, Boca Raton, Florida 33487.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PC UNIVERSE, INC.
(Registrant)

Date: April 14, 2008	By:	/s/ Michael Labinski
	Name:	Michael Labinski
	Title:	Chief Financial Officer